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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               ________________

     Date of Report (Date of earliest event reported):  November 29, 2000



                             IKON RECEIVABLES, LLC
            (Exact name of registrant as specified in its charter)



         Delaware                       333-91599                23-2990188
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


      1738 Bass Road                                                31208
       PO Box 9115                                                (Zip Code)
      Macon, Georgia
   (Address of Principal
     Executive Offices)





      Registrant's telephone number, including area code: (912) 471-2300


                                   No Change
    -----------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.    Other Events
           ------------


           The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1999 and December 31, 1998 and for each of the years in the three-year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 30, 2000 Commission File No. 001-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 2000, and for the periods ended September 30, 2000 and September 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2000 (which was filed with the Securities and Exchange Commission on November 13, 2000 Commission File No. 001-10777) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Registration Statement of IKON Receivables, LLC (No. 333-91599); and (iii) the Prospectus Supplement dated November 29, 2000 relating to IKON Receivables, LLC's Lease-Backed Notes, Series 2000-1 and shall be deemed to be part hereof and thereof.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)   Not applicable

           (b)   Not applicable.


           (c)   Exhibits
                 --------

                 23.1    Consent of KPMG LLP, dated
                         November 30, 2000, in connection with the consolidated financial statements of Ambac Assurance Corporation and Subsidiaries


                                       2
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                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                IKON RECEIVABLES, LLC

                                     By: IKON RECEIVABLES FUNDING,
                                     INC.,
                                         as Sole Member and Initial Manager


                                        By:  /s/ J.F. Quinn
                                            ----------------
                                            Name:  J.F. Quinn
                                            Title:  Treasurer



Dated:  November 30, 2000
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                                 Exhibit Index
                                 -------------


Exhibit
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23.1      Consent of KPMG LLP.